AMENDMENT ONE TO
                                ----------------

                CAPITAL SOUTHWEST CORPORATION AND ITS AFFILIATES
                ------------------------------------------------

                    RESTORATION OF RETIREMENT INCOME PLAN FOR
                    -----------------------------------------

             CERTAIN HIGHLY COMPENSATED SUPERSEDED PLAN PARTICIPANTS
             -------------------------------------------------------


         WHEREAS, Capital Southwest Corporation, Capital Southwest Management Corporation, Jet-Lube, Inc., The RectorSeal Corporation, and The Whitmore Manufacturing Company presently maintain the Capital Southwest Corporation and Its Affiliates Restoration of Retirement Income Plan for Certain Highly Compensated Superseded Plan Participants (the "Restoration Plan"); and

         WHEREAS, pursuant to Section 9 of the Restoration Plan, the Restoration Plan may be amended by the Board of Directors of Capital Southwest Corporation; and

         WHEREAS,   Capital  Southwest   Corporation  has  determined  that  the
Restoration Plan should be amended to provide for lump-sum payment of benefits with a single-sum value of $10,000 or less; and

         WHEREAS, the Board of Directors of Capital Southwest Corporation has approved and adopted such amendment;

         NOW, THEREFORE, the Restoration Plan is hereby amended, effective as of January 1, 1998, as follows:

         The following sentence is added to Section 6 of the Restoration Plan at the end thereof:

          "Notwithstanding the foregoing provisions of this Section 6, if the single-sum value of the benefits payable to a Participant or
          Beneficiary under this Restoration Plan is equal to or less than $10,000, such benefits may be paid in a single, lump-sum payment at the discretion of the Retirement Committee."

         IN WITNESS WHEREOF, CAPITAL SOUTHWEST CORPORATION has caused this instrument to be executed by its duly authorized officers on this 19th day of January, 1998, to be effective January 1, 1998.

ATTEST:                               CAPITAL SOUTHWEST CORPORATION



/s/ Tim Smith                         By  /s/ William R. Thomas
-------------------                       -------------------------
Secretary
                                      Title:  President
                                              ---------------------